Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT

AND

REAFFIRMATION OF PERFORMANCE GUARANTY

This AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of July 16, 2019, is entered into by and among OLIN FINANCE COMPANY, LLC (“Olin Finance”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), OLIN CORPORATION (“Olin”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, Olin, as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).

BACKGROUND

WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement as of December 20, 2016 (the “Original Receivables Financing Agreement”; as amended, restated, supplemented or otherwise modified through the date hereof, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);

WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 20, 2016 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and

WHEREAS, the parties hereto wish to amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.

SECTION 2.    Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:

(a)    Section 1.01 of the Original Receivables Financing Agreement is hereby amended by adding the following definition of “Temporary Non-Reporting Period” in its entirety in the applicable alphabetical order:

“Temporary Non-Reporting Period” shall mean, the period of time commencing on July 16, 2019 and ending on the date of the first Loan after July 16, 2019.

(b)    The definition of “Facility Limit” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:

“Facility Limit” means $10,000,000 as reduced or increased from time to time pursuant to Section 2.02(e) or 2.02(g), as applicable. References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital.

(c)    The definition of “Minimum Funding Threshold” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:

“Minimum Funding Threshold” means an amount equal to zero.

(d)    The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:

“Scheduled Termination Date” means July 15, 2022.

(e)    The first sentence of Section 2.02(g) of the Original Receivables Financing Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

(g)    Provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, with the prior written consent of the Administrative Agent, each Group Agent and upon prior notice to the Lenders, the Borrower may from time to time request an increase in the Commitment with respect to one or more Lenders or cause additional Persons to become parties to this Agreement, as lenders, at any time following the Closing Date and prior to the Termination Date up to an aggregate amount of $300,000,000 in such Lenders’ Commitments and the Commitments of all such additional Lenders; provided, that each request for an increase and addition shall be in a minimum amount of $10,000,000.

(f)    Section 5.02(d)(iv) of the Original Receivables Financing Agreement is hereby amended by deleting the “.” at the end of such section and placing it in its entirety with the phrase “; and”.

(g)    Section 5.02 of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 5.02(e) immediately following the existing Section 5.02(d):

(e)    in the case of the first Loan requested after July 16, 2019, the Borrower (or the Servicer on its behalf) shall have delivered to the Administrative Agent and each Group Agent (i) an Information Package containing data applicable to the period commencing on the as of date of the last delivered Information Package and ending on the last day of the most recently completed Fiscal Month and (b) the results of a current annual audit and/or field exam.

(h)    Section 7.01 of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 7.01(c)(viii) immediately following the existing Section 7.01(c)(vii):

(viii)    Notwithstanding anything herein to the contrary, any financial information, proxy statements or other material required to be delivered pursuant to this Section 7.01(c) shall not be required during the Temporary Non-Reporting Period.

(i)    Section 7.02 of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 7.02(a)(iv) immediately following the existing Section 7.02(a)(iii):

(iv)    Notwithstanding anything herein to the contrary, any financial information, proxy statements or other material required to be delivered pursuant to this Section 7.02(a) shall not be required during the Temporary Non-Reporting Period.

(j)    Schedule I to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.

(k)    Schedule III to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.

SECTION 3.    Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:

(a)    the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;

(b)    no event has occurred and is continuing, or would result from this Amendment, that constitutes an Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement; and

(c)    (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

SECTION 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a)    The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment, (ii) the Amended and Restated Administration and Amendment Fee Letter, dated as of the date hereof, by and among PNC, as the Administrative Agent, and the Structuring Agent, and acknowledged and agreed to by the Borrower, (iii) the Assignment, Acceptance and Assumption, dated as of the date hereof, by and between PNC, as Assignee, and Wells Fargo Bank, National Association, as Assignor, and as accepted by the Administrative Agent and the Borrower, (iv) the Officer’s Certificate of the Borrower, dated as of the date hereof, and (v) the Officer’s Certificate of the Servicer, dated as of the date hereof (collectively, the “Amendment Documents”).

(b)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.

(c)    PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.

(d)    No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.

SECTION 5.    Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.

SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 7.    Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

SECTION 8.    Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.

SECTION 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.    Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

SECTION 11.    Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

OLIN FINANCE COMPANY, LLC,
as the Borrower

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	Vice President & Treasurer

OLIN CORPORATION,
as the Servicer

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	Vice President & Treasurer

Amendment 1 to RFA (Olin)

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:

OLIN CORPORATION,
as the Performance Guarantor

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	Vice President & Treasurer

Amendment 1 to RFA (Olin)

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the Group Agent for the PNC Group

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Senior Vice President

Amendment 1 to RFA (Olin)

Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC,
as the Structuring Agent

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Managing Director

Amendment 1 to RFA (Olin)

Exhibit A to Amendment 1 to RFA

SCHEDULE I

Commitments

PNC Group

Party	Capacity	Maximum Commitment
PNC	Committed Lender	$10,000,000
PNC	Group Agent	N/A

Exh. A-1

Exhibit B to Amendment 1 to RFA

SCHEDULE III

Notice Addresses

(A)    in the case of the Borrower, at the following address:

Olin Finance Company, LLC

190 Carondelet Plaza, Suite 1530

Clayton, MO 63105

Attention: Teresa M. Vermillion

Telephone: (314) 480-1443

Facsimile: (314) 480-1487

Email: TMVermillion@olin.com

(B)    in the case of the Servicer, at the following address:

Olin Corporation

190 Carondelet Plaza, Suite 1530

Clayton, MO 63105

Attention: Teresa M. Vermillion

Telephone: (314) 480-1443

Facsimile: (314) 480-1487

Email: TMVermillion@olin.com

(C)    in the case of PNC or the Administrative Agent, at the following address:

PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue

Pittsburgh, PA 15222

Attention: Robyn Reeher

Telephone: (412) 768-3090

Facsimile: (412) 762-9184

Email: robyn.reeher@pnc.com

(D)    in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Exh. B-1